UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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ALTAIR ENGINEERING INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ALTAIR ENGINEERING INC.

1820 East Big Beaver Road

Troy, Michigan 48083

NOTICE WITH RESPECT TO THE ANNUAL MEETING OF STOCKHOLDERS

Initially Scheduled for Thursday, May 20, 2021

To the Stockholders of

Altair Engineering Inc.:

We are sending you the attached Notice and proxy statement supplement in order to supplement our proxy statement dated April 9, 2021 relating to our Annual Meeting of Stockholders. The Notice and proxy statement supplement relate to the following two matters:

•

Election of Directors. Initially, our Board had intended to nominate only one person – Dr. Mary Boyce (who has served on the Board since 2018) – to our Board at the Annual Meeting. As described more fully below, our Board now intends to nominate two persons, Dr. Mary Boyce and Jim F. Anderson. Mr. Anderson has not previously served on our Board.

•

Adjournment of Annual Meeting. In order to provide stockholders with ample time to consider the election of an additional director, Altair intends to adjourn its Annual Meeting on May 20, 2021 and conduct its Annual Meeting instead on June 2, 2021. The only business expected to be conducted on May 20, 2021 will be to effect the adjournment.

This document is being filed with the SEC and first made available to the Company’s stockholders on or about May 13, 2021. Please read the attached Notice and proxy statement supplement in conjunction with our April 9, 2021 proxy statement. The proxy statement and our 2020 Annual Report are available on the Internet at www.proxyvote.com.

Except as amended or supplemented by the information contained in the attached Notice and proxy statement supplement, all information set forth in the April 9, 2021 proxy statement continues to apply and should be considered in voting your shares.

Very truly yours,

/s/ James R. Scapa

James R. Scapa, Chairman and Chief Executive Officer

May 13, 2021

ALTAIR ENGINEERING INC.

1820 East Big Beaver Road

Troy, Michigan 48083

NOTICE OF

MODIFICATION OF THE NUMBER OF DIRECTORS TO BE ELECTED

AND NOTICE OF

INTENTION TO ADJOURN THE ANNUAL MEETING FROM MAY 20, 2021 TO JUNE 2, 2021

To the Stockholders of Altair Engineering Inc.:

In order to provide stockholders with ample time to consider the modification in the Board’s proposal to nominate directors described below, Altair intends to adjourn its Annual Meeting, currently scheduled to be held on Thursday, May 20, 2021 at 1:00 p.m. Eastern Time, to Wednesday, June 2, 2021 at 1:00 p.m. Eastern Time. The only business expected to be conducted on May 20, 2021 will be to effect the adjournment. We anticipate that at the meeting on Wednesday, June 2, 2021, all matters that were to be voted upon at the initially scheduled meeting will be considered.

The adjourned Annual Meeting will be conducted virtually via the Internet at www.virtualshareholdermeeting.com/ALTR2021. You will not be able to attend the Annual Meeting at a physical location. As described in our previously submitted proxy materials for the Annual Meeting, holders of record of our Class A common stock and Class B common stock as of the close of business on March 25, 2021 will be able to vote and ask questions during the meeting.

Of the matters to be submitted to stockholders at the Annual Meeting, the election of directors has been modified. Instead of electing one director nominee to serve as a Class I director for a three-year term expiring at the annual meeting of stockholders in 2024, stockholders will be asked to elect two director nominees to serve as Class I directors for a three-year term expiring at the annual meeting of stockholders in 2024. Instead of solely nominating Dr. Mary Boyce to serve as a Class I director, the Board is now nominating both Dr. Mary Boyce and Jim F. Anderson to serve as Class I directors.

Proxy cards with respect to all proposals intended to be submitted at the Annual Meeting will be furnished to stockholders of record as of the close of business on March 25, 2021. As described in the attached proxy supplement, if you wish to vote with respect to the election of Mr. Anderson, you must use the modified proxy card that reflects his nomination or otherwise indicate your intention to do so through our Internet or telephone voting procedures described in the attached proxy supplement. If you have already voted and do not wish to change your vote, and do not intend to vote on Mr. Anderson’s election to the Board, no additional action is required.

If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the attached proxy supplement at any time before it has been voted at the meeting. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/ALTR2021 using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials furnished to you.

We thank you for your interest in Altair and look forward to your participation at our Annual Meeting.

By Order of the Board of Directors

/s/ James R. Scapa

James R. Scapa

Chairman and Chief Executive Officer

May 13, 2021

Troy, Michigan

SUPPLEMENTAL INFORMATION REGARDING THE ELECTION OF CLASS I

DIRECTORS TO THE BOARD OF DIRECTORS OF ALTAIR ENGINEERING INC.

This proxy statement supplement is intended to supplement the proxy materials initially made available to Altair’s stockholders on April 9, 2021 (the “Initial Proxy Materials”). Proxies for the Annual Meeting are being solicited by Altair’s Board of Directors (the “Board” or “our board of directors”). This proxy statement supplement is first being made available to stockholders on or about May 13, 2021.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders initially scheduled for May 20, 2021 and intended to be postponed to June 2, 2021.

Our proxy materials, including our Notice of Internet Availability of Proxy Materials, our Proxy Statement for the 2021 Annual Meeting, our annual report for the fiscal year ended December 31, 2020, this proxy statement supplement and our proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we provided access to our Initial Proxy Materials by notifying you of the availability of our proxy materials on the Internet.

Because this proxy statement supplement contains a modification with respect to the election of directors and is being made available less than 40 days prior to the Annual Meeting, paper copies of this proxy statement supplement and our modified proxy card are being submitted to all stockholders of record as of the close of business on the record date for the Annual Meeting.

In this proxy statement supplement, the terms “Altair,” “we,” “us,” and “our” refer to Altair Engineering Inc. The mailing address of our principal executive offices is Altair Engineering Inc., 1820 East Big Beaver Road, Troy, Michigan 48083.

MODIFICATION: THE BOARD PROPOSES TO ELECT TWO DIRECTORS, AS CLASS I DIRECTORS, TO SERVE A THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2024 AND UNTIL HER OR HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED

Our Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board presently has seven members. There are three directors in the class (Class I) whose term of office expires in 2021 – Dr. Mary Boyce, Brett Chouinard and Jan Kowal. Messrs. Chouinard and Kowal are not standing for reelection at the Annual Meeting. Our Initial Proxy Materials contemplated that only one person – Dr. Mary Boyce – would be nominated for election at the Annual Meeting and that, as a result, the size of the Board would be reduced to five members immediately prior to the Annual Meeting. However, acting upon the recommendation of our Nominating and Corporate Governance Committee, our Board has modified its proposed approach with respect to the election of directors. Our Board has now nominated Dr. Mary Boyce, who is currently a director of Altair, and Jim F. Anderson, who currently is not a member of our Board, to serve as Class I directors and has determined that the size of the Board would be reduced to six members immediately prior to the Annual Meeting.

If elected at the Annual Meeting, Dr. Boyce and Mr. Anderson would serve until the 2024 annual meeting and until her or his successor has been duly elected and qualified, or, if sooner, until her or his death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the two nominees named below. The two nominees receiving the highest number of affirmative votes will be elected. Unless otherwise directed or as otherwise provided below with respect to proxies submitted with respect to our Initial Proxy Materials, shares represented by executed proxies will be voted for the election of the nominees named below. If either director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Dr. Boyce and Mr. Anderson have agreed to serve if elected. Our management has no reason to believe that Dr. Boyce or Mr. Anderson will be unable to serve.

Class I Nominees for Election for a Term Expiring at the 2024 Annual Meeting

The following table sets forth the name, age, position and tenure of our Class I directors who are up for election at the 2021 Annual Meeting for a term expiring at the 2024 Annual Meeting:

Name	Age	Position(s)	Served as a Director Since
Dr. Mary Boyce	62	Director	2018
Jim F. Anderson	57	No current position with Altair	N/A

The following biographical descriptions set forth certain information with respect to Dr. Boyce and Mr. Anderson, based on information furnished to Altair by such director nominees.

Dr. Mary Boyce has served as a member of our Board since April 2018. Dr. Boyce is the chair of our technology committee, a role she has held since October 2018, and a member of our nominating and corporate governance committee, a role she has held since August 2018. Dr. Boyce is Dean of The Fu Foundation School of Engineering and Applied Science at Columbia University in the City of New York, where she is also the Morris A. and Alma Schapiro Professor of Engineering. Prior to joining Columbia University in 2013, Dr. Boyce served on the faculty of the Massachusetts Institute of Technology (“MIT”) for over 25 years, leading the Mechanical Engineering Department from 2008 to 2013. She holds a BS degree in engineering science and mechanics from Virginia Tech, and MS and Ph.D. degrees in mechanical engineering from MIT. Dr. Boyce’s research focuses on materials and mechanics, particularly in the areas of multi-scale and nonlinear mechanics of polymers and soft composites, and her work has been documented in over 170 archival journal articles spanning materials, mechanics, and physics. She has mentored over 40 M.S. thesis students and over 25

Ph.D. students and has been widely recognized for her scholarly contributions, including election as a fellow of the American Society of Mechanical Engineers, the American Academy of Arts and Sciences, and the National Academy of Engineering. We believe Dr. Boyce is qualified to serve on our board of directors because of her extensive leadership experience and because she is a distinguished engineer and academic leader in the field of engineering.

Jim F. Anderson has not previously served on our board of directors or held any other position with Altair. He is currently employed by Google (an information technology company), where he serves as Managing Director for Google Cloud and is a member of the GTM Advisory Board for CapitalG (the independent growth fund affiliated with Alphabet, Google’s parent company). Mr. Anderson has served in an executive position with Google since September 2018. Prior to joining Google, Mr. Anderson served as a Vice President of the cloud service provider business of Hewlett Packard Enterprises (a computer services company) from April 2016 to August 2018. Prior to his work with Hewlett Packard Enterprises, he served as President of the Americas for BAE Systems Applied Intelligence (an organization focused on Cyber crime and risk in the connected world) from February 2014 to April 2016. Prior to joining BAE Systems, Mr. Anderson held various executive positions with Cisco Systems (a telecommunications company) from August 2005 to January 2014 and Dell (an information technology company) from February 2002 to October 2004. Prior to Dell, Mr. Anderson had a 13 year career with Hewlett Packard (an information technology company) where he held various positions from September 1988 to January 2002. Mr. Anderson started his professional career with Accenture (a global professional services company) and was there from July 1986 to August 1988. Mr. Anderson holds a master of business administration degree from The Wharton School of the University of Pennsylvania and a bachelor’s degree in electrical engineering and computer science from Princeton University. We believe that Mr. Anderson is qualified to serve on our board of directors as a result of his expertise in leveraging emerging Cloud, Artificial Intelligence and Data Analytics technologies, as well as his business knowledge and his background in electrical engineering and computer science.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE TWO CLASS I DIRECTOR NOMINEES.

Continuing Directors

The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting.

Name of Director	Age	Position	Served as an Officer or Director Since
Class II Directors:
Trace Harris	55	Director	2016
Richard Hart	56	Director	2017
Class III Directors:
James R. Scapa	64	Chairman and Chief Executive Officer	1985
Steve Earhart	72	Director	2011

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to Altair by each director.

Class II Directors Continuing in Office until the 2022 Annual Meeting

Trace Harris has served as a member of our Board since August 2016. Ms. Harris is the chair of our compensation committee, a role she has held since January 2017, and a member of our audit committee, a role she has held since August 2018. She also served as a member of our nominating and corporate governance committee from April 2017 through August 2018. Ms. Harris currently is a principal at T Harris LLC, which provides strategy and financial consulting, a position she has held since November 2014. Prior to that, she worked at A-List Services, LLC, an educational services provider, from January 2017 through January 2019, most recently as interim chief executive officer and chief financial officer. Prior to that, Ms. Harris spent 13 years, between September 2001 and November 2014, working in various roles at Vivendi SA, most recently serving as senior vice president, strategy, finance and business innovation. Since March 2021, Ms. Harris has served as a director of Anzu Special Purpose Acquisition Corp. I, a public special purpose acquisition company (Nasdaq: ANZUU). Ms. Harris holds a bachelor’s degree in economics from Stanford University and a master’s degree in business administration with a concentration in finance from the Yale School of Management. We believe Ms. Harris is qualified to serve on our board of directors because of her significant corporate finance, operational and business experience.

Richard Hart has served as a member of our Board since April 2017. Mr. Hart is the chair of our nominating and corporate governance committee, and a member of our audit committee, roles he has held since April 2017. He has served as Interim Chief Executive Officer of Vitech, Inc., a private software company, since March 2021, and has served as a director of that company since December 2019. He served as a consultant to various companies during the period from November 2018 until he joined Vitech, Inc. Mr. Hart served as the Chief Strategy Officer of Guidewire Software, Inc., a publicly-traded software company, from March 2018 through November 2018 and served as Guidewire’s Chief Financial Officer from March 2015 through March 2018 (NYSE: GWRE). Since February 2016, Mr. Hart has served as a member of the board of directors of Wonolo, Inc., a private on-demand staffing platform. Since January 2021, Mr. Hart has served as a director of Poema Global Holding Corp., a public special purpose acquisition company (Nasdaq: PPGH). Mr. Hart was a managing director at Deutsche Bank from May 2004 through November 2013. Mr. Hart holds a bachelor’s degree in physics from the University of Pennsylvania and a juris doctorate degree from the New York University School of Law. We believe Mr. Hart is qualified to serve on our board of directors because of his significant corporate finance, legal and business experience.

Class III Directors Continuing in Office until the 2023 Annual Meeting

James R. Scapa co-founded our company and has served as Chairman of our Board and our chief executive officer since 1992. Prior to his role as our chief executive officer, Mr. Scapa served as secretary and treasurer since our inception in 1985. Mr. Scapa holds a bachelor’s degree in mechanical engineering from Columbia University and a masters of business administration degree from the University of Michigan. We believe that the perspective and experience that Mr. Scapa brings as our chief executive officer and founder uniquely qualifies him to serve as the Chairman of our board of directors. Mr. Scapa is the father of Stephanie Buckner, who became an executive officer of our company in 2021.

Steve Earhart has served as a member of our Board since May 2011. Mr. Earhart is the chair of our audit committee, a position he has held since January 2016, and a member of our compensation committee, a position he has held since January 2015. Mr. Earhart served as a member of the board of directors and audit committee chair of Mi9 Retail, Inc., a private company providing enterprise software solutions to retailers, a position he held from December 2017 to October 2018. Mr. Earhart served as chief financial officer of World Kitchen, LLC, a branded consumer products company, from April 2012 to January 2017. From December 2007 to June 2010,

Mr. Earhart served as executive vice president and chief financial officer of Torex Retail Holdings, Ltd., a retail software provider based in the United Kingdom. Mr. Earhart is a certified public accountant and holds a bachelor’s degree in business and accounting from the University of Illinois and a master’s degree in business administration from the University of Wisconsin. We believe Mr. Earhart is qualified to serve on our board of directors because of his significant corporate finance, operational and business experience gained from holding senior executive positions at both publicly-traded and private technology and consumer companies.

Other Information

Information with respect to the directors’ compensation for the year ended December 31, 2020 and the directors’ current beneficial ownership of our common stock is set forth in the Initial Proxy Materials. Mr. Anderson did not receive any compensation from Altair during the year ended December 31, 2020 and did not beneficially own any shares of our common stock as of the date for which such information is presented in the Initial Proxy Materials.

Should Mr. Anderson be elected to our Board, he will receive restricted stock units in an amount equal to $200,000 of our Class A common stock as determined at the fair market value of our Class A common stock on the date of the Annual Meeting, vesting in three annual installments over the three years following the Annual Meeting. Should he be elected to our Board, he will also receive the same annual restricted stock unit grant made to each of our non-employee directors.

At this point, no determination has been made with respect to the Board committees on which Mr. Anderson will serve, although it is anticipated that he will, at a minimum, serve on our Board’s Technology Committee. Our Board has determined that Mr. Anderson constitutes an “independent director” and thus could be considered for membership on Board committees whose membership is limited to independent directors.

Matters Pertaining to the Annual Meeting

What is the date and time of the Annual Meeting?

We initially planned to conduct the Annual Meeting at 1:00 p.m. Eastern Time on Thursday, May 20, 2021. We intend to adjourn the Annual Meeting to 1:00 p.m. Eastern Time on June 2, 2021 to provide stockholders with ample time to consider the modification in the slate of directors being nominated for election.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our Class A common stock and Class B common stock at the close of business on the record date, March 25, 2021, are entitled to receive notice of the Annual Meeting and to vote either class of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to ten votes on each proposal.

As of the record date, there were 45,422,380 shares of our Class A common stock outstanding and 29,600,192 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in our proxy statement and this proxy statement supplement. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement supplement as our common stock.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

Your vote is important.

Instead of mailing the Initial Proxy Materials to all of our stockholders, we provided access to these materials via the Internet. Accordingly, on or about April 9, 2021, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on the record date and we posted our Initial Proxy Materials at www.proxyvote.com. Stockholders were able to choose to access our Initial Proxy Materials at www.proxyvote.com or were able to request to receive a printed set of our proxy materials. In addition, the Notice and that website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

Because we are proposing to modify the matters to be considered at the Annual Meeting to include the nomination of an additional director (Jim F. Anderson), it is necessary for us to provide means by which our stockholders may vote on the election of Mr. Anderson. Because we are revising our proxy card and sending you this proxy statement supplemental less than 40 days before our Annual Meeting, it is necessary for us to make the updated proxy card and this proxy statement supplement available to all stockholders of record as of the close of business on March 25, 2021.

If you have previously voted your shares (electronically, by telephone or by mail) and you do not desire to change your vote or vote with respect to Mr. Anderson’s election, you need not take any further action. Your shares will be voted as you directed and will not be voted with respect to Mr. Anderson’s election.

If you have not previously voted or you have previously voted your shares (electronically, by telephone or by mail) but you wish to vote with respect to Mr. Anderson’s election, the following directions apply to you. Please note that by voting, your most recent vote will supersede your prior voting directions. Accordingly, you should vote on all matters, and not just with respect to Mr. Anderson’s election.

1.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

2.	Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided in the Notice of Internet Availability previously provided to you. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice of Internet Availability, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 1, 2021.

3.	Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your Notice of Internet Availability, proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 1, 2021.

4.	Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on June 1, 2021.

5.

Please note that if you received a Notice of Internet Availability, you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet and how to request paper copies of the proxy materials.

6.	Voting at the Annual Meeting

You will have the right to vote at the Annual Meeting.

You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/ALTR2021. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice of Internet Availability, proxy card or voting instruction form to vote at our Annual Meeting. Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

7.	The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•	filing with the Secretary of Altair a notice of revocation;

•	submitting a later-dated vote by telephone or on the Internet;

•	sending in another duly executed proxy bearing a later date; or

•	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

******

Should you have any questions regarding the procedures to be followed, please contact our Chief Legal Officer, Raoul Maitra, at (248) 614-2400 x 453.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 1, 2021. Have your proxy card in ALTAIR ENGINEERING INC. hand when you access the web site and follow the instructions to obtain your 1820 EAST BIG BEAVER ROAD records and to create an electronic voting instruction form. TROY, MICHIGAN 48083 During The Meeting - Go to www.virtualshareholdermeeting.com/ALTR2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 1, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D54942-P50479 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ALTAIR ENGINEERING INC. The Board of Directors recommends you vote FOR the following: 1. Election of Director (for Class I to serve until the 2024 Annual Meeting of Stockholders). Nominee: For Against Abstain 1a. Mary Boyce 2. Vote to approve the Company’s 2021 Employee Stock Purchase Plan. 3. To vote, on an advisory basis, on the compensation of the Company’s named executive officers. 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021. 5. Election of Director (for Class I to serve until the 2024 Annual Meeting of Stockholders). Nominee: 1b. Jim F. Anderson NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the Annual Meeting via the Internet and vote online at www.virtualshareholdermeeting.com/ALTR2021. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D54943-P50479 ALTAIR ENGINEERING INC. Annual Meeting of Stockholders June 2, 2021 1:00 PM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David Simon and Raoul Maitra, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ALTAIR ENGINEERING INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, EDT on June 2, 2021. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side